EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) executed as of the 6th day of December, 2004, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Company”), GREAT LAKES ENERGY PARTNERS, L.L.C., a Delaware limited liability company (“GLEP”, together with the Company and each of their respective successors and permitted assigns, the “Borrowers” and each a “Borrower”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), a national banking association (“JPMorgan Chase”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party to the Credit Agreement pursuant to the provisions of Section 29 thereof or any successor or permitted assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), JPMorgan Chase, as Administrative Agent (in its capacity as Administrative Agent and together with its successors in such capacity, “Agent”). Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Second Amended and Restated Credit Agreement dated as of June 23, 2004, by and among Borrower, Agent and Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WITNESSETH:

     WHEREAS, the Company has entered into that certain Stock Purchase Agreement, dated November 22, 2004, with First Reserve Fund, IX, L.P., a Delaware limited partnership, Robertson Investment Trust LLC, a Delaware limited liability company, Donald E. Vandenberg, Richard M. Brillhart, Jeremy H. Grantham and Charles Ian Landon (the “Stock Purchase Agreement”) pursuant to which the Company intends to acquire all of the issued and outstanding capital stock of PMOG Holdings, Inc., a Delaware corporation (“PMOG”) (the “Pine Mountain Acquisition”);

     WHEREAS, to facilitate the Pine Mountain Acquisition, the Borrowers have requested that the Agent and the Lenders consent to the Company’s consummation of the Pine Mountain Acquisition and amend the Credit Agreement to (i) increase the Borrowing Base to $575,000,000 and (ii) permit the incurrence by the Company of up to $75,000,000 in aggregate principal amount of additional Senior Subordinated Notes; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth; and

     WHEREAS, certain of the Lenders desire to reallocate their Commitments under the Credit Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:

First Amendment to Second Amended and Restated Credit Agreement — Page 1

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 6 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

     1.1 Additional Definitions. The following definitions shall be and they hereby are added in appropriate alphabetical order to Section 1 of the Credit Agreement.

First Amendment means that certain First Amendment to Second Amended and Restated Credit Agreement, dated December 6, 2004, by and among the Borrowers, Agent and the Lenders.

First Amendment Effective Date means the date the First Amendment becomes effective.

Pine Mountain Acquisition means the acquisition by the Company of all of the issued and outstanding Capital Stock of PMOC Holdings, Inc., a Delaware corporation, pursuant to that certain Stock Purchase Agreement, dated November 22, 2004, with First Reserve Fund, IX, L.P., a Delaware limited partnership, Robertson Investment Trust LLC, a Delaware limited liability company, Donald E. Vandenberg, Richard M. Brillhart, Jeremy H. Grantham and Charles Ian Landon.

Pine Mountain Acquisition Date means the date the Pine Mountain Acquisition is consummated in accordance with and subject to the terms and conditions set forth in the First Amendment.

     1.2 Amendment to Borrowing Base. Section 7(a) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

     (a) Borrowing Base. Subject to Section 7(b) hereof, from the Closing Date through but excluding the Pine Mountain Acquisition Date, the Borrowing Base shall be $500,000,000 and as of the Pine Mountain Acquisition Date, the Borrowing Base shall be $575,000,000.

     1.3 Additional Senior Subordinated Notes. Clause (vii) of Section 13(e) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

     (vii) The Senior Subordinated Notes; provided, that (a) the aggregate principal amount of such Debt does not exceed $275,000,000 at any time, (b) such Debt is incurred on prior to April 1, 2005, and (c) with respect to any such Debt incurred after the First Amendment Effective Date, the aggregate principal amount of such Debt does not exceed the aggregate amount of cash proceeds received by the Company from the sale of common stock of the Company (other than Disqualified Stock) after the First Amendment Effective Date.

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     1.4 Patriot Act. Section 36 of the Credit Agreement shall be and it is hereby amended in its entirety to read as follows:

     36. USA PATRIOT ACT. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Act.”

     1.5 Reallocation of Commitments. The Lenders have agreed to reallocate their respective Commitments as of the Pine Mountain Acquisition Date and to facilitate such reallocation each Lender that is reducing its Commitment Percentage (each a “Reducing Lender”) shall be deemed to have assigned a portion of its Commitment and its Loans to each Lender that is increasing its Commitment Percentage (each an “Increasing Lender”) to the extent necessary to cause each Lender to have the Commitment Percentages set forth on Annex A attached hereto as of the Pine Mountain Acquisition Date. After giving effect to such reallocation of the Commitments and the Loans, on the Pine Mountain Acquisition Date each Lender shall have the Commitment Percentage set forth on Annex A attached hereto. With respect to such reallocation, each Increasing Lender shall be deemed to have acquired the increase in the Commitments and Loans allocated to them from the Reducing Lenders pursuant to the terms of the Assignment and Acceptance Agreement attached as Exhibit “E” to the Credit Agreement as if each Increasing Lender and Reducing Lender had executed an Assignment and Acceptance Agreement with respect to such change in its allocation. Each Increasing Lender and each Reducing Lender shall surrender its existing Note and each such Lender shall be issued a new Note in a face amount equal to such Lender’s Commitment Percentage times $600,000,000. Each Note shall be in the form of Exhibit “B” to the Credit Agreement with appropriate insertions. On the Pine Mountain Acquisition Date each Increasing Lender shall deliver to the Agent the funds necessary to acquire such Increasing Lender’s additional interest in the Commitments and the Loans such that after giving effect to such allocation and delivery of funds each Lender’s Commitment Percentage shall be as set forth on Annex A attached hereto and each Lender’s portion of the then outstanding Loans and its participation in each then outstanding Letter of Credit shall be consistent with such Commitment Percentage.

     1.6 Replacement of Annex A. Effective as of the Pine Mountain Acquisition Date, Annex A to the Credit Agreement shall be and it hereby is replaced with Annex A attached hereto.

SECTION 2. Consent to Pine Mountain Acquisition. Effective as of the First Amendment Effective Date, each Lender hereby consents to the Pine Mountain Acquisition, subject to the satisfaction of each of the following conditions:

     (i) such acquisition is consummated substantially on the terms set forth in the Stock Purchase Agreement without waiver or amendment of any material term thereof other than any such waiver or amendment approved by the Agent and Required Lenders;

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     (ii) true and complete copies of the Stock Purchase Agreement are provided to the Agent prior to the consummation of such acquisition and true and complete copies of any other documents, instruments or certificates (including side letter agreements) executed in connection the consummation of such acquisition are delivered to the Agent within thirty days after such consummation (or such later date approved by the Agent);

     (iii) contemporaneous with the consummation of such acquisition, the Company shall cause Pine Mountain Oil and Gas, Inc., a Delaware corporation (“Pine Mountain”) and any other Person that becomes a Material Domestic Subsidiary as a result of the consummation of such acquisition, to execute and deliver to Agent a Guaranty and deliver to Agent (a) an executed officers certificate certifying the names of the officers of each such Person authorized to sign Loan Documents on behalf of such Person, together with the true signatures of each such officer, (b) evidence of the existence and good standing for each such Person in its jurisdiction of incorporation or formation, as the case may be, and evidence of its qualification in each other jurisdiction in which its failure to be qualified could reasonably be expected to have a Material Adverse Effect, (c) copies of the Organizational Documents for each such Person together with all amendments thereto, appropriately certified by governmental authority in the jurisdiction of incorporation or formation of each such Person or one or more officers of each such Person, as the case may be, as being true, correct and complete, (d) fully executed pledge agreements covering all of the issued and outstanding Capital Stock of each such Person in form and substance satisfactory to the Agent from each owner and holder of the Capital Stock of such Person and (e) evidence satisfactory to the Agent of the compliance by the Borrowers and each such Person of their obligations under the pledge agreements and the other Security Instruments required under Section 6 of the Credit Agreement (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities or instruments as provided therein);

     (iv) prior to the consummation of such acquisition, the receipt by Agent or its special counsel of title opinions and other title information reasonably satisfactory to the Agent demonstrating that Pine Mountain holds good and defensible title to a substantial portion of the value of its Oil and Gas Properties;

     (v) contemporaneous with the consummation of such acquisition, the repayment in full of all obligations, Debt and liabilities accrued and outstanding under the that certain Credit Agreement among Pine Mountain, as borrower, Natexis Banques Populaires, as administrative agent and issuing lender and the lenders party thereto from time to time, dated August 13, 2003 (as amended, the “Existing Credit Agreement”) as of the closing date of such acquisition, including, without limitation, (i) the entire outstanding principal balance of the loans and advances made (and as defined) thereunder, (ii) all accrued but unpaid interest, and (iii) all accrued but unpaid commitment and other fees, (f) the cancellation (or replacement) of all outstanding letters of credit issued pursuant to the Existing Credit Agreement;

     (vi) the termination and release of the mortgages, security interests and all other Liens securing the obligations, Debt and liabilities of PMOG Holdings or any of its

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Subsidiaries under the Existing Credit Agreement (including, without limitation, the delivery of UCC-3 releases with respect to all uniform commercial code filings made under or pursuant to the Existing Credit Agreement), and the delivery to the Company of all original certificates and stock powers pledged and delivered by PMOG Holdings and its Subsidiaries pursuant to the terms of the Existing Credit Agreement as security for Pine Mountain’s obligations thereunder;

     (vii) the release of all guarantees of the obligations, Debt and liabilities of PMOG Holdings or any of its Subsidiaries under the Existing Credit Agreement, (i) the termination of the Existing Credit Agreement, and the delivery to the Company of (or the written commitment of the holders thereof to promptly deliver after the Closing Date) each original promissory note issued under the Existing Credit Agreement marked “Terminated and Paid in Full”; and

     (viii) the assignment or termination of any hedging transactions and agreements to which PMOG Holdings or any of its Subsidiaries are a party on terms and conditions satisfactory to the Agent.

SECTION 3. Consent to Indenture Amendment. Effective as of the First Amendment Effective Date and subject to the conditions set forth in this Section 3, each Lender hereby consents to the amendment of the Indenture to extent, and only to the extent necessary to permit the aggregate principal amount of Senior Subordinated Notes issued under such Indenture to be increased by $75,000,000; provided that the Company complies with Section 13(e)(vii) of the Credit Agreement with respect to any Debt incurred as a result of the issuance of any such additional Senior Subordinated Notes.

SECTION 4. Borrowing Base Increase Fee. On or before the Pine Mountain Acquisition Date, the Borrowers, jointly and severally, agree to pay to the Agent, for the benefit of the Lenders, a Borrowing Base increase fee in the amount of $187,500.00 as a result of the increase in the Borrowing Base contemplated by this Amendment. Each Lender shall receive a portion of such fee equal to $187,500.00 multiplied by a fraction (x) the numerator of which is the amount of the net increase in such Lender’s Commitment as a result of such increase in the Borrowing Base after giving affect to the adjustments in the Commitments and the Loans required by Section 1.5 hereof and (y) the denominator of which is $75,000,000.

SECTION 5. Additional Collateral. In connection with the Pine Mountain Acquisition, the Borrowers shall, and shall cause each Guarantor, to take all actions and provide all information necessary to confirm compliance with Section 12(v) of the Credit Agreement after giving effect to the increase in the Borrowing Base pursuant to Section 1.2 of this Amendment.

SECTION 6. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the consents set forth in Section 2 and Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 6.

     6.1 Execution and Delivery. Each Borrower and each Guarantor shall have executed and delivered this Amendment.

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     6.2 Representations and Warranties. The representations and warranties of each Borrower under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties relate solely to an earlier date).

     6.3 No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

     6.4 Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

     6.5 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.

SECTION 7. Representations and Warranties of Borrowers. To induce the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Lenders as follows:

     7.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of any Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date).

     7.2 Corporate Authority; No Conflicts. The execution, delivery and performance by each Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within each such Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of any Borrower or any Guarantor except for Permitted Liens and otherwise as permitted in the Credit Agreement.

     7.3 Enforceability. This Amendment constitutes the valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

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SECTION 8. Miscellaneous.

     8.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of such Borrower or any Guarantor under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

     8.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     8.3 Legal Expenses. The Borrowers hereby agree, jointly and severally, to pay all reasonable fees and expenses of special counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

     8.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrowers, the Lenders, and the Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

     8.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     8.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

First Amendment to Second Amended and Restated Credit Agreement — Page 7

     IN WITNESS WHEREOF, the parties have caused this First Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:

RANGE RESOURCES CORPORATION
a Delaware corporation

By:	/s/ Roger S. Manny

Name:	Roger S. Manny
Title:	Senior Vice President

GREAT LAKES ENERGY PARTNERS, L.L.C.
a Delaware limited liability company

By:	Range Holdco, Inc.
Its member

By:	/s/ Roger S. Manny

Name:	Roger S. Manny
Title:	Senior Vice President

By:	Range Energy I, Inc.
Its member

By:	/s/ Roger S. Manny

Name:	Roger S. Manny
Title:	Senior Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

LENDERS: JPMORGAN CHASE BANK, N.A., formerly known as JPMorgan Chase Bank and (successor by merger to Bank One, N.A. (Illinois))
By:	/s/ Wm. Mark Cranmer
	Name:	Wm. Mark Cranmer
	Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

BANK OF SCOTLAND

By:	/s/ Karen Weich

Name:	Karen Weich

Title:	Assistant Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

CALYON NEW YORK BRANCH

By:	/s/ Olivier Audemand

Name:	Olivier Audemand

Title:	Managing Directors

By:	/s/ Philippe Soustra

Name:	PHILIPPE SOUSTRA

Title:	EXECUTIVE VICE PRESIDENT

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

COMPASS BANK

By:	/s/ John M. Falbo

Name:	John M. Falbo

Title:	Senior Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

FLEET NATIONAL BANK

By:	/s/ Jeffrey H. Rothkamp

Name:	Jeffrey H. Rothkamp

Title:	Director

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

FORTIS CAPITAL CORP.

By:	/s/ Christopher S. Parada

Name:	Christopher S. Parada

Title:	Vice President

By:	/s/ Darrell W. Holley

Name:	Darrell W. Holley

Title:	Managing Director

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

NATEXIS BANQUES POPULAIRES

By:	/s/ Donovan C. Broussard

Donovan C. Broussard

Vice President & Manager

By:	/s/ Daniel Payer

Daniel Payer Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

COMERICA BANK
(successor by merger with
Comerica Bank-Texas)

By:	/s/ Michele L. Jones

Name:	Michele L. Jones

Title:	Senior Vice President — Texas Division

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

HIBERNIA NATIONAL BANK

By:	/s/ Daria Mahoney

Name:	Daria Mahoney

Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

SOUTHWEST BANK OF TEXAS, N.A.

By:	/s/ W. Bryan Chapman

Name:	W. Bryan Chapman

Title:	Senior Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

HARRIS NESBITT FINANCING, INC.

By:	/s/ James V. Ducote

Name:	James V. Ducote

Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

KEY BANK

By:	/s/ Thomas Rajan

Name:	Thomas Rajan

Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Philip Trinder

Name:	Philip Trinder

Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Kimberly Coil

Name:	Kimberly Coil

Title:	Assistant Vice President

By:	/s/ John Clark

Name:	John Clark

Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

THE BANK OF NOVA SCOTIA

By:	/s/ Vicky Gibson

Name:	Vicky Gibson

Title:	Assistant Agent

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

THE FROST NATIONAL BANK

By:	/s/ John S. Warren

Name:	John S. Warren

Title:	Senior Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

AGENT:

JPMORGAN CHASE BANK, N.A.,
(successor by merger to Bank One, N.A. (Illinois))

By:	/s/ Wm. Mark Cranmer

Name:	Wm. Mark Cranmer

Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

CONSENT AND REAFFIRMATION

     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”); (ii) consents to Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that the Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the First Amendment.

GUARANTORS:

RANGE ENERGY I, INC.
a Delaware corporation

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

RANGE HOLDCO, INC.
a Delaware corporation

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

RANGE PRODUCTION COMPANY
a Delaware corporation

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

RANGE ENERGY VENTURES
CORPORATION, a Delaware corporation

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

GULFSTAR ENERGY, INC.
a Delaware corporation

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

RANGE ENERGY FINANCE CORPORATION
a Delaware corporation

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

RANGE PRODUCTION I, L.P.
a Texas limited partnership

By: RANGE PRODUCTION COMPANY Its general partner

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

RANGE RESOURCES, L.L.C.
a Oklahoma limited liability company

By: RANGE PRODUCTION COMPANY Its member

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

By: RANGE HOLDCO, INC. Its member

By:	/s/ Roger S. Manny

Name:	Roger S. Manny

Title:	Senior Vice President

First Amendment to Second Amended and Restated Credit Agreement — Signature Page

ANNEX A

COMMITMENT PERCENTAGES

LENDER	COMMITMENT PERCENTAGE
JPMorgan Chase Bank, NA	8.17394%
1 Bank One Plaza Mail Code IL1-0634 Chicago, Illinois 60670-0634 Attention: Jim Moore Telephone: (312) 385-7057 Facsimile: (312) 385-7096

Bank of Scotland	8.17391%
565 Fifth Avenue New York, New York 10017 Attention: Ms. Shirley Vargas Telephone: (212) 450-0875 Facsimile: (212) 479-2807

Compass Bank	4.34783%
24 Greenway Plaza, Suite 1400 Houston, Texas 77046 Attention: Ellan Watkins Telephone: (713) 968-8279 Facsimile: (713) 968-8292

Calyon New York Branch	8.17391%
1301 Avenue of the Americas New York, New York 10019 Attention: Gener David Telephone: (212) 261-7741 Facsimile: (917) 849-5440

Fleet National Bank	8.17391%
100 Federal Street, MA DE 10008A Boston, Massachusetts 02110 Attention: Jeffrey Rathkamp Telephone: (617) 434-9061 Facsimile: (617) 434-3652

First Amendment to Second Amended and Restated Credit Agreement — Allocations

Fortis Capital Corp.	8.17391%
15455 North Dallas Parkway, Suite 1400 Addison, Texas 75001 Attention: Frank Campanelli Telephone: (203) 705-5898 Facsimile: (203) 705-5888

Natexis Banques Populaires	4.34783%
Southwest Representative Office 333 Clay Street, Suite 4340 Houston, Texas 77002 Attention: Tanya McAllister Telephone: (713) 759-9409 Facsimile: (713) 571-6165

Comerica Bank	7.39130%
1601 Elm Street, 2nd Floor Dallas, Texas 75201 Attention: Michele Jones with a copy to Cathy Watson Telephone: (214) 969-6564 Facsimile: (214) 969-6561

Hibernia National Bank	2.60870%
313 Carondelet Street, 10th Floor New Orleans, Louisiana 70130 Attention: Joyce Baker Telephone: (504) 533-5352 Facsimile: (504)533-5434

Southwest Bank of Texas, N.A.	3.47826%
4295 San Felipe Houston, Texas 77027 Attention: Maxine Hunter Telephone: (713) 232-6355 Facsimile: (713) 963-7467

Harris Nesbitt Financing, Inc.	7.39130%
115 S. LaSalle Streeet Chicago, Illinois 60603 Attention: Terri Mikula Telephone: (312) 750-5947 Facsimile: (312)750-6061

First Amendment to Second Amended and Restated Credit Agreement — Allocations

Key Bank	5.65217%
127 Public Square Cleveland, Ohio 44114 Attention: Anita Anders Telephone: (216) 689-4561 Facsimile: (216) 689-5962

Wachovia Bank, National Association	5.65217%
201 S. College, CP-9 Charlotte, NC 28288 Attention: Cynthia Rawson Telephone: (704) 374-4425 Facsimile: (704) 715-0097

Union Bank of California, N.A.	7.39130%
1980 Saturn Street, Mail Code Monterey Park, California 91755 Attention: Maria Suncin Telephone: (323) 720-2870 Facsimile: (323) 720-2252

The Bank of Nova Scotia	7.39130%
600 Peachtree St. NE Suite 2700 Atlanta, Georgia 30308 Attention: Jill A. Retess Telephone:(404) 877-1544 Facsimile:(404) 888-8998

The Frost National Bank	3.47826%
777 Main Street Suite 100 Fort Worth, Texas 76102 Attention: Karen Moore Telephone: (210) 420-5673 Facsimile: (210) 420-5250

First Amendment to Second Amended and Restated Credit Agreement — Allocations